                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) : April 27, 2004

                               AMERICAN IDC CORP.
                               ------------------
             (Exact name of registrant as specified in its chapter)

          Florida                   000-31541                   65-0941058
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation              File Number)              Identification No.)



11301 Olympic Boulevard, Suite 680, Los Angeles, CA                90064
---------------------------------------------------         --------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 445-2599


                  --------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS (FORMERLY ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS)

On April 27, 2004, American IDC Corp. ("ACNI") entered into a Exclusive License Agreement with Timeless Video, Inc., a California corporation ("TVI/CSI"), Digital Continuum, Inc., a California corporation ("DCI") and ETV, Inc., a California corporation ("ETV"), (collectively, the "Licensor), whereby ACNI agreed to license a library of over 10,000 classic films and television programs and a digital technology solution for encoding, encrypting and broadcasting over the Internet, including a proprietary Digital Continuum software.

Under the licensing agreement, ACNI will license the Library and DC Software for use in North America for a period of five years, renewable by mutual agreement of the parties. In consideration for the license, ACNI will pay to the Licensor Ten Thousand Dollars ($10,000), which has already been paid, and Five Million (5,000,000) shares of restricted common stock.

The license also included an exclusive two-year option to purchase the licensed assets for Five Million Dollars ($5,000,000) payable in cash or common stock, as determined by the parties.

Following the closing of the acquisition, upon further analysis of the assets, ACNI determined that the acquired asset was not significant and therefore, neither the disclosure previously made in the Form 8-K nor the financial statements are required. Accordingly the Form 8-K filed by ACNI on May 12, 2004 is hereby amended and no financial statements or related pro forma information will be filed with such report.

ITEM 8.01 OTHER EVENTS (FORMERLY ITEM 5)

In connection with the above-referenced license agreement, Alston Barnard and Garry Lawson, principals of Licensor, agreed to enter into one year consulting agreements with ACNI to assist it with marketing and utilization of the licensed assets. The consulting agreements will be individually negotiated for a one-year term and will include payment of One Million (1,000,000) shares of ACNI common stock.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (FORMERLY ITEM 7)

         (a) None.

         (b)      Exhibits

Exhibit No.       Description
-----------       -----------

10.1              Exclusive License Agreement*


*previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  October 7, 2004                   American IDC Corp.


                                         /s/Gordon F. Lee
                                         ----------------------------
                                         Gordon F. Lee
                                         Chief Executive Officer